                        TEMPORARY INVESTMENT FUND, INC.
                                    TEMPFUND
                                    TEMPCASH
                      SUPPLEMENT DATED OCTOBER 2, 1995 TO
                      PROSPECTUSES DATED JANUARY 13, 1995

     The fourth sentence under the heading "Purchase Procedures" on page seven of the TempFund Prospectus and page eight of the TempCash Prospectus, and the third sentence of the third paragraph under the heading "Purchase Procedures" of the TempCash Dollar Shares Prospectus are deleted and replaced with the following:

          Orders received after 12:00 noon and before 3:00 P.M., Eastern time (or orders received earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time.

     The second paragraph under the heading "Redemption Procedures" on page eight of the TempFund, TempCash and TempCash Dollar Shares Prospectuses is deleted and replaced with the following:

          Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

PIF-N-GNL1